UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06304

Name of Fund:  Merrill Lynch Short Term U.S. Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Short Term U.S. Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Short Term U.S. Government
Fund, Inc.


Annual Report
May 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
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To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Short Term U.S. Government Fund, Inc.


Portfolio Information as of May 31, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Government Agency Mortgage-Backed
   Obligations                                    43.2%
Government & Agency Obligations                   27.6
Government Agency Mortgage-Backed
   Obligations--Collateralized Mortgage
   Obligations                                    16.7
Non-Government Agency Mortgage-Backed
   Securities                                      7.9
Other*                                             4.6

* Includes portfolio holdings in short-term investments.



Important Tax Information


Of the ordinary income distributions paid by Merrill Lynch Short Term U.S. Government Fund, Inc. during the year ended May 31, 2005, 16.53% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



A Letter From the President


Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board - with one eye firmly affixed on the economic indicators and the other on inflationary measures - has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.


Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:


Total Returns as of May 31, 2005                                       6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.42%         + 8.24%
Small-cap U.S. equities (Russell 2000 Index)                            -2.10          + 9.82
International equities (MSCI Europe Australasia Far East Index)         +1.81          +14.62
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90          + 6.82
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51          + 7.96
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60          + 9.97


While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



A Discussion With Your Fund's Portfolio Managers


As the U.S. Treasury yield curve continued to flatten, we employed a barbell strategy to avoid the area of the curve most impacted by rising interest rates and to enhance yield and total return potential in the portfolio.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2005, Merrill Lynch Short Term U.S. Government Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +1.76%, +1.15%, +1.20% and +2.07%, respectively. For the same period, the Fund's Class A1, Class B1 and Class C1 Shares had total returns of +1.85%, +1.54% and +1.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) The Fund's benchmark, the Citigroup 1-3 Year Treasury Index, returned +1.66% over the 12-month period, and the Lipper Short U.S. Government Funds category posted an average return of +1.74%. (Funds in this Lipper category invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than three years.)

During the past year, the Federal Reserve Board (the Fed) embarked on a measured program of monetary tightening, raising the federal funds rate (the short-term interest rate target) from 1% to 3% in eight 0.25% moves. In response to the Fed action, rates at the short end of the yield curve rose substantially. Longer-term bond yields, in the meantime, actually declined. This resulted in a significant flattening of the yield curve - a phenomenon that Fed Chairman Alan Greenspan has described as a "conundrum."

The two-year Treasury note yield rose from 2.54% to 3.60% over the past
12 months, whereas the 10-year Treasury yield declined from 4.66% to 4.00%, bringing the spread between two-year and 10-year notes from 212 basis points (2.12%) at the end of May 2004 to just 40 basis points at May 31, 2005. Because bond prices move in the opposite direction of yields, this clearly has been a challenging environment for short-term bond funds, as longer-maturity fixed income investments significantly outperformed short-term fixed income investments. Amid these conditions, the Fund was able to generate competitive results versus its benchmark and its Lipper peers.


What factors most influenced Fund performance?

Our yield curve positioning, which involved de-emphasizing the short end of the curve, helped mitigate the negative impact of rising short-term interest rates. In particular, we significantly reduced the Fund's exposure to the two-year part of the curve (the area most affected by Fed rate hikes) through security rebalancing and hedging strategies using two-year Treasury futures. We also implemented a barbell strategy that allowed us to circumvent the two-year area of the curve. This involved combining floating rate securities (which basically have a duration of close to zero) with mortgage-backed securities (MBS) that have duration exposures in the five-year to 10-year part of the curve. By using the very short-term floating rate securities, we were able to offset some of the duration exposure of our longer-dated MBS holdings. Our floating rate securities performed well, providing both higher income levels and capital protection as short-term rates rose. This strategy allowed us to achieve our desired average portfolio duration of 1.6 years, versus 1.7 years for the benchmark. (Duration is a measure of a security's change in price relative to a change in interest rates. An investment with a shorter duration tends to be less sensitive to interest rate changes.)

Also benefiting Fund performance was our use of spread product - that is, securities with a lower correlation to Treasury issues, such as MBS and structured securities (including collateralized mortgage obligations, commercial MBS and asset-backed securities). We increased our commitment to these credits from 45% of net assets to 57%. The MBS market did particularly well versus Treasury securities as overall interest rate volatility declined during the year. This was largely because the Fed had clearly articulated its intention to increase interest rates at a measured pace, and the short-term rate increases were generally priced into the market. The lower interest rate volatility reduced prepayment risk, which allowed MBS yield spreads to narrow versus Treasury securities, contributing to strong total return performance. Notably, although long-term interest rates declined during the past year, it was not enough to trigger a meaningful mortgage-refinancing event.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Offsetting the positives to some extent was our use of Treasury futures, which we had employed to hedge some of the duration exposure of our longer-dated MBS holdings. With the Fed on a rate-hiking campaign, conventional wisdom tells us that long-term yields should rise as well. Thus, the significant decline in long-term rates came as a surprise - to us and to the Fed. Under these circumstances, our hedging strategy limited some of the appreciation of the Fund's longer-term holdings.


What changes were made to the portfolio during the year?

During the 12-month period, we increased the Fund's weighting in structured products from 13% of net assets to 22%, focusing primarily on Government National Mortgage Association (GNMA, or Ginnie Mae) project loan MBS. These securities offer prepayment protection and/or limited prepayment risk. In terms of overall MBS exposure, we increased our position slightly from 32% of net assets to 35%. Our focus here was on discount and par-priced securities, again to reduce prepayment risk. As alluded to earlier, the increased emphasis on spread product was aimed at achieving total returns above and beyond that available in the Treasury market.

We reduced the Fund's holdings in U.S. Treasury and agency holdings from 39% of net assets to 28%. At the same time, we increased the weighted average duration exposure of these holdings from 1.7 years to 2.4 years. The goal was to capture incremental yield and enhance the Fund's return potential by moving further out on the yield curve.

Finally, we trimmed the Fund's floating rate holdings from 16% of net assets to 13%. We did this to reduce the Fund's exposure to interest rate cap risk - the risk that, in a rising rate environment, the upward coupon adjustment of an adjustable-rate security will be impeded by the security's embedded caps. When interest rate cap risk is realized, the result is lagging performance from floating rate securities.


How would you characterize the Fund's position at the close of the period?

With interest rates at the lower end of our expected trading range (that range being 3.80% - 4.50% for 10-year Treasury yields), we have positioned the Fund with a short duration bias in anticipation that rates are more likely to increase than decrease within that range. At period-end, the Fund's duration of 1.33 years compared to a benchmark duration of 1.77 years. We will look to adjust our duration profile accordingly as interest rates move within that 3.80% - 4.50% range.

We believe the current environment remains supportive of continued strong relative performance from spread sectors. As such, we continue to maintain a significant allocation to the MBS and structured product sectors. Although market technicals for spread product are not quite as compelling as last year, we expect that these securities can continue to benefit from favorable supply/demand dynamics and relatively low interest rate volatility. In any case, the yield spread advantage versus U.S. Treasury securities remains attractive and should help cushion the Fund's net asset value in the case of rising long-term interest rates.

Finally, we remain committed to strategies aimed at improving the Fund's distribution yield relative to current market yields, thereby continuing to provide our shareholders with an above-average level of income.


Theodore J. Magnani
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


June 9, 2005



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives, except as noted:

* Class A Shares incur a maximum initial sales charge (front-end load) of 3.50% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class A1 Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. These shares automatically convert to Class A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class C1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. In addition, Class C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

The returns for Class A and Class C Shares prior to September 29, 2003 (commencement of each share class) are based upon performance of the Fund's Class A1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to each such class of shares. The returns for Class B Shares prior to September 29, 2003 are based upon performance of the Fund's Class B1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to Class B Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's total returns would have been lower.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Performance Data (continued)


Recent Performance Results

                                                                 6-Month          12-Month       10-Year      Standardized
As of May 31, 2005                                             Total Return     Total Return   Total Return   30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*          +0.78%           +1.76%         +54.89%         3.16%
ML Short Term U.S. Government Fund, Inc. Class A1 Shares*         +0.92            +1.85          +56.26          3.39
ML Short Term U.S. Government Fund, Inc. Class B Shares*          +0.53            +1.15          +47.49          2.76
ML Short Term U.S. Government Fund, Inc. Class B1 Shares*         +0.66            +1.54          +49.83          3.10
ML Short Term U.S. Government Fund, Inc. Class C Shares*          +0.51            +1.20          +46.78          2.71
ML Short Term U.S. Government Fund, Inc. Class C1 Shares*         +0.66            +1.54          +49.68          3.11
ML Short Term U.S. Government Fund, Inc. Class I Shares*          +0.98            +2.07          +59.80          3.49
Citigroup 1-3 Year Treasury Index**                               +0.88            +1.66          +65.29           --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included.
   Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class A1 Shares


A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class A and Class A1 Shares* compared to a similar investment in Citigroup 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class A Shares*

Date                                             Value

May 1995                                       $ 9,650.00
May 1996                                       $10,217.00
May 1997                                       $10,945.00
May 1998                                       $11,538.00
May 1999                                       $12,037.00
May 2000                                       $12,565.00
May 2001                                       $13,370.00
May 2002                                       $14,189.00
May 2003                                       $14,766.00
May 2004                                       $14,688.00
May 2005                                       $14,947.00


ML Short Term U.S. Government Fund, Inc.++
Class A1 Shares*

Date                                             Value

May 1995                                       $ 9,900.00
May 1996                                       $10,482.00
May 1997                                       $11,229.00
May 1998                                       $11,837.00
May 1999                                       $12,349.00
May 2000                                       $12,891.00
May 2001                                       $13,732.00
May 2002                                       $14,594.00
May 2003                                       $15,210.00
May 2004                                       $15,188.00
May 2005                                       $15,469.00


Citigroup 1-3 Year Treasury Index++++

Date                                             Value

May 1995                                       $10,000.00
May 1996                                       $10,530.00
May 1997                                       $11,220.00
May 1998                                       $12,002.00
May 1999                                       $12,638.00
May 2000                                       $13,158.00
May 2001                                       $14,447.00
May 2002                                       $15,330.00
May 2003                                       $16,157.00
May 2004                                       $16,259.00
May 2005                                       $16,529.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++ This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

     Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/05                   +1.76%           -1.80%
Five Years Ended 5/31/05                 +3.53            +2.80
Ten Years Ended 5/31/05                  +4.47            +4.10

 * Maximum sales charge is 3.50%.

** Assuming maximum sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A1 Shares*

One Year Ended 5/31/05                   +1.85%           +0.83%
Five Years Ended 5/31/05                 +3.71            +3.51
Ten Years Ended 5/31/05                  +4.56            +4.46

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class B, Class B1 & Class C Shares


A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class B, Class B1 and Class C Shares* compared to a similar investment in Citigroup 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class B Shares*

Date                                             Value

May 1995                                       $10,000.00
May 1996                                       $10,553.00
May 1997                                       $11,235.00
May 1998                                       $11,782.00
May 1999                                       $12,227.00
May 2000                                       $12,711.00
May 2001                                       $13,454.00
May 2002                                       $14,194.00
May 2003                                       $14,697.00
May 2004                                       $14,581.00
May 2005                                       $14,749.00


ML Short Term U.S. Government Fund, Inc.++
Class B1 Shares*

Date                                             Value

May 1995                                       $10,000.00
May 1996                                       $10,553.00
May 1997                                       $11,235.00
May 1998                                       $11,782.00
May 1999                                       $12,227.00
May 2000                                       $12,711.00
May 2001                                       $13,489.00
May 2002                                       $14,281.00
May 2003                                       $14,838.00
May 2004                                       $14,756.00
May 2005                                       $14,983.00


ML Short Term U.S. Government Fund, Inc.++
Class C Shares*

Date                                             Value

May 1995                                       $10,000.00
May 1996                                       $10,530.00
May 1997                                       $11,219.00
May 1998                                       $11,762.00
May 1999                                       $12,203.00
May 2000                                       $12,669.00
May 2001                                       $13,407.00
May 2002                                       $14,150.00
May 2003                                       $14,645.00
May 2004                                       $14,504.00
May 2005                                       $14,678.00


Citigroup 1-3 Year Treasury Index++++

Date                                             Value

May 1995                                       $10,000.00
May 1996                                       $10,530.00
May 1997                                       $11,220.00
May 1998                                       $12,002.00
May 1999                                       $12,638.00
May 2000                                       $13,158.00
May 2001                                       $14,447.00
May 2002                                       $15,330.00
May 2003                                       $16,157.00
May 2004                                       $16,259.00
May 2005                                       $16,529.00


    * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++ This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

     Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/05                   +1.15%           -2.80%
Five Years Ended 5/31/05                 +3.02            +2.67
Ten Years Ended 5/31/05                  +3.96            +3.96

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B1 Shares*

One Year Ended 5/31/05                   +1.54%           +0.55%
Five Years Ended 5/31/05                 +3.34            +3.34
Ten Years Ended 5/31/05                  +4.13            +4.13

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/05                   +1.20%           +0.22%
Five Years Ended 5/31/05                 +2.99            +2.99
Ten Years Ended 5/31/05                  +3.91            +3.91

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C1 & Class I Shares


A line graph illustrating the growth of a $10,000 investment in ML Short Term U.S. Government Fund, Inc.++ Class C1 and Class I Shares* compared to a similar investment in Citigroup 1-3 Year Treasury Index++++. Values illustrated are as follows:


ML Short Term U.S. Government Fund, Inc.++
Class C1 Shares*

Date                                             Value

May 1995                                       $10,000.00
May 1996                                       $10,549.00
May 1997                                       $11,237.00
May 1998                                       $11,768.00
May 1999                                       $12,208.00
May 2000                                       $12,687.00
May 2001                                       $13,463.00
May 2002                                       $14,266.00
May 2003                                       $14,823.00
May 2004                                       $14,741.00
May 2005                                       $14,968.00


ML Short Term U.S. Government Fund, Inc.++
Class I Shares*

Date                                             Value

May 1995                                       $ 9,900.00
May 1996                                       $10,532.00
May 1997                                       $11,322.00
May 1998                                       $11,965.00
May 1999                                       $12,513.00
May 2000                                       $13,109.00
May 2001                                       $13,985.00
May 2002                                       $14,894.00
May 2003                                       $15,521.00
May 2004                                       $15,500.00
May 2005                                       $15,820.00


Citigroup 1-3 Year Treasury Index++++

Date                                             Value

May 1995                                       $10,000.00
May 1996                                       $10,530.00
May 1997                                       $11,220.00
May 1998                                       $12,002.00
May 1999                                       $12,638.00
May 2000                                       $13,158.00
May 2001                                       $14,447.00
May 2002                                       $15,330.00
May 2003                                       $16,157.00
May 2004                                       $16,259.00
May 2005                                       $16,529.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML Short Term U.S. Government Fund, Inc. invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities issued or guaranteed by government agencies. Under normal conditions, the Fund will seek to maintain a dollar-weighted average maturity of less than three years.

++++ This unmanaged Index consists of all U.S. Treasury Securities with a remaining average life of at least one year but less than three years.

     Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C1 Shares*

One Year Ended 5/31/05                   +1.54%           +0.55%
Five Years Ended 5/31/05                 +3.36            +3.36
Ten Years Ended 5/31/05                  +4.12            +4.12

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/05                   +2.07%           +1.04%
Five Years Ended 5/31/05                 +3.83            +3.62
Ten Years Ended 5/31/05                  +4.80            +4.69

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value     December 1, 2004
                                                         December 1,          May 31,           to May 31,
                                                             2004               2005               2005
Actual

Class A                                                     $1,000           $1,007.80            $4.36
Class A1                                                    $1,000           $1,009.20            $3.66
Class B                                                     $1,000           $1,005.30            $6.90
Class B1                                                    $1,000           $1,006.60            $5.20
Class C                                                     $1,000           $1,005.10            $7.15
Class C1                                                    $1,000           $1,006.60            $5.20
Class I                                                     $1,000           $1,009.80            $3.21

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,020.59            $4.38
Class A1                                                    $1,000           $1,021.29            $3.68
Class B                                                     $1,000           $1,018.05            $6.94
Class B1                                                    $1,000           $1,019.75            $5.24
Class C                                                     $1,000           $1,017.80            $7.19
Class C1                                                    $1,000           $1,019.75            $5.24
Class I                                                     $1,000           $1,021.54            $3.23


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.87% for Class A, .73% for Class A1, 1.38% for Class B, 1.04% for Class B1, 1.43% for Class C,
   1.04% for Class C1 and .64% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Schedule of Investments
                                                                      Face      Interest           Maturity
                      Issue                                          Amount       Rate             Date(s)               Value
Government & Agency   Fannie Mae                               $  17,000,000     3.625%             3/15/2007      $   16,947,776
Obligations--28.5%                                                10,000,000     3.25               11/15/2007          9,854,420
                                                                  10,000,000     3.375              12/15/2008          9,810,600

                      Freddie Mac                                  4,500,000     3.875              6/15/2008           4,503,875

                      U.S. Treasury Notes                          6,000,000     7.00             7/15/2006 (b)         6,230,862
                                                                   5,000,000     3.00               11/15/2007          4,929,885
                                                                   5,000,000     3.75               5/15/2008           5,014,060
                                                                   8,000,000     3.375              11/15/2008          7,919,688

                      Total Government & Agency Obligations (Cost--$65,285,347)--28.5%                                 65,211,166


Government Agency     Fannie Mae Guaranteed Pass-Through           9,340,383     4.00               7/01/2019           9,134,394
Mortgage-Backed       Certificates                                 1,372,841     4.062 (a)          12/01/2018          1,396,804
Obligations*--44.8%                                                7,443,031     4.113 (a)          7/01/2033           7,608,829
                                                                     381,595     4.216 (a)          12/01/2021            392,128
                                                                   4,110,055     4.722 (a)          9/01/2032           4,116,528
                                                                   8,133,855     5.00         2/01/2017 - 8/01/2019     8,236,439
                                                                  10,011,652     5.50         2/01/2009 - 12/01/2018   10,281,666
                                                                   1,578,728     6.00         2/01/2009 - 12/01/2032    1,620,125
                                                                     328,262     6.00 (a)           12/01/2021            335,636
                                                                   1,497,967     6.50         9/01/2006 - 4/01/2031     1,557,040
                                                                   5,877,144     7.00         3/01/2015 - 11/01/2017    6,175,218
                                                                   3,027,362     7.00         5/01/2029 - 7/01/2032     3,197,832
                                                                   4,061,217     7.50         6/01/2008 - 8/01/2016     4,305,221
                                                                   2,653,935     7.50         11/01/2026 - 4/01/2032    2,843,953
                                                                   2,135,311     8.00         11/01/2030 - 5/01/2032    2,300,585

                      Freddie Mac Mortgage Participation             226,555     3.465 (a)          1/01/2016             226,555
                      Certificates                                    30,820     3.89 (a)           8/01/2020              31,286
                                                                   6,161,428     4.00               9/01/2008           6,127,438
                                                                     508,541     4.001 (a)          3/01/2020             511,818
                                                                     961,279     4.103 (a)          1/01/2019             976,792
                                                                     578,222     4.19 (a)           10/01/2023            594,194
                                                                     786,796     4.32 (a)           9/01/2019             807,207
                                                                   5,542,075     4.50               4/01/2010           5,551,453
                                                                   3,697,618     4.513 (a)          6/01/2020           3,779,538
                                                                     457,758     4.719 (a)          8/01/2031             462,980
                                                                   3,457,865     6.00               11/01/2033          3,554,135
                                                                   8,335,277     6.50         6/01/2016 - 1/01/2019     8,684,398
                                                                     536,103     6.50         4/01/2029 - 9/01/2030       557,911
                                                                   1,846,806     7.00        11/01/2015 - 12/01/2016    1,937,945
                                                                     265,075     7.69 (a)           5/01/2015             263,167

                      Ginnie Mae MBS Certificates                  4,627,644     5.50               11/15/2034          4,731,013

                      Total Government Agency Mortgage-Backed Obligations (Cost--$102,082,354)--44.8%                 102,300,228


Government Agency     Fannie Mae Guaranteed          2003-17-QR   10,000,000     4.50               11/25/2025         10,008,841
Mortgage-Backed       Pass-Through Certificates      2001-60-JZ      594,558     6.00                3/25/2031            602,016
Obligations*--
Collateralized        Freddie Mac Mortgage             H-016-A3    5,000,000     3.225              1/15/2011           4,914,844
Mortgage              Participation Certificates       H-011-A3    4,500,000     3.247              11/15/2008          4,359,789
Obligations--17.3%                                      2677-HB    5,000,000     4.00               3/15/2014           4,939,129

                      Ginnie Mae MBS Certificates    2004-108-A    4,948,951     4.00               5/16/2027           4,898,611
                                                      2005-12-A    4,950,251     4.04               5/16/2021           4,920,596
                                                      2004-97-B    5,000,000     4.213              10/16/2026          4,927,805

                      Total Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
                      (Cost--$39,926,985)--17.3%                                                                       39,571,631


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Schedule of Investments (concluded)
                                                         Face
                                                        Amount     Issue                                                 Value
Non-Government        Collateralized Mortgage                      CS First Boston Mortgage Securities Corp.:
Agency                Obligations                 $  7,500,000         Series 2004-C4 Class A2, 3.88% due
Mortgage-Backed                                                        10/15/2039                                  $    7,392,837
Obligations*--8.1%                                   2,927,602         Series 2004-FL1A Class A, 3.31% due
                                                                       5/15/2014 (a)(c)                                 2,929,214
                                                       404,695     GMAC Commercial Mortgage Securities, Inc.
                                                                   Series 2003-FL1A Class A, 3.45% due
                                                                   3/11/2015 (a)(c)                                       404,695
                                                     2,178,710     GMAC Mortgage Corp. Loan Trust Series
                                                                   2003-HE2 Class A2, 3.14% due 6/25/2025               2,167,363
                                                     4,575,000     JPMorgan Chase Commercial Mortgage Securities
                                                                   Corp. Series 2004-FL1A Class A2, 3.27% due
                                                                   4/16/2019 (a)                                        4,580,419
                                                       105,545     Morgan Stanley Dean Witter Capital I Series
                                                                   2002-XLF Class A, 3.39% due 8/05/2014 (a)              105,566
                                                     1,021,221     Washington Mutual Series 2002-AR19 Class A8,
                                                                   4.556% due 2/25/2033                                 1,024,299

                      Total Non-Government Agency Mortgage-Backed Obligations (Cost--$18,759,485)--8.1%                18,604,393


Short-Term            Repurchase Agreements         10,900,000     Credit Suisse First Boston Corp., purchased
Securities--4.8%                                                   on 5/31/2005 to yield 3.06% to 6/01/2005,
                                                                   repurchase price of $10,900,927 collateralized
                                                                   by FNMA, 4.728% due 8/01/2034                       10,900,000

                      Total Short-Term Securities (Cost--$10,900,000)--4.8%                                            10,900,000

                      Total Investments (Cost--$236,954,171**)--103.5%                                                236,587,418
                      Liabilities in Excess of Other Assets--(3.5%)                                                   (8,034,009)
                                                                                                                   --------------
                      Net Assets--100.0%                                                                           $  228,553,409
                                                                                                                   ==============

  * Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                    $     236,954,171
                                                      =================
    Gross unrealized appreciation                     $         861,039
    Gross unrealized depreciation                           (1,227,792)
                                                      -----------------
    Net unrealized depreciation                       $       (366,753)
                                                      =================


(a) Floating rate note.

(b) All or a portion of security held as collateral in connection with open financial futures contracts.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                              Interest/
                                                  Net          Dividend
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                         --           $ 9,934
    Merrill Lynch Premier
       Institutional Fund                          --           $31,983


    Financial futures contracts sold as of May 31, 2005 were as follows:


    Number of                    Expiration       Face       Unrealized
    Contracts  Issue                Date         Value     Depreciation

      150      Two-Year U.S.     September
               Treasury Notes       2005      $31,151,797    $  (6,015)
      100      Five-Year U.S.    September
               Treasury Notes       2005      $10,867,017       (9,545)
      100      Ten-Year U.S.     September
               Treasury Notes       2005      $11,253,197      (73,365)
                                                             ----------
    Total                                                    $ (88,925)
                                                             ==========

    See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Statement of Assets and Liabilities

As of May 31, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$236,954,171)                           $   236,587,418
       Receivables:
           Interest                                                                            $     1,178,396
           Capital shares sold                                                                         104,783
           Principal paydowns                                                                           91,158
           Securities lending                                                                              964          1,375,301
                                                                                               ---------------
       Prepaid expenses                                                                                                    40,615
                                                                                                                  ---------------
       Total assets                                                                                                   238,003,334
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                      7,913,492
           Capital shares redeemed                                                                     920,749
           Dividends to shareholders                                                                   202,101
           Variation margin                                                                            104,687
           Investment adviser                                                                           58,477
           Distributor                                                                                  58,157
           Other affiliates                                                                              2,521          9,260,184
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             189,741
                                                                                                                  ---------------
       Total liabilities                                                                                                9,449,925
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   228,553,409
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                              $       182,269
       Class A1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                     712,994
       Class B Shares of Common Stock, $.10 par value, 600,000,000 shares authorized                                       33,960
       Class B1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                     412,470
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      196,795
       Class C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                     686,189
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      234,178
       Paid-in capital in excess of par                                                                               249,377,969
       Undistributed investment income--net                                                    $           512
       Accumulated realized capital losses--net                                                   (22,828,249)
       Unrealized depreciation--net                                                                  (455,678)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (23,283,415)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   228,553,409
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $17,667,199 and 1,822,693 shares outstanding                               $          9.69
                                                                                                                  ===============
       Class A1--Based on net assets of $65,654,229 and 7,129,940 shares outstanding                              $          9.21
                                                                                                                  ===============
       Class B--Based on net assets of $3,295,232 and 339,604 shares outstanding                                  $          9.70
                                                                                                                  ===============
       Class B1--Based on net assets of $37,967,007 and 4,124,702 shares outstanding                              $          9.20
                                                                                                                  ===============
       Class C--Based on net assets of $19,089,358 and 1,967,950 shares outstanding                               $          9.70
                                                                                                                  ===============
       Class C1--Based on net assets of $63,221,845 and 6,861,893 shares outstanding                              $          9.21
                                                                                                                  ===============
       Class I--Based on net assets of $21,658,539 and 2,341,780 shares outstanding                               $          9.25
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Statement of Operations

For the Year Ended May 31, 2005
Investment Income

       Interest                                                                                                   $    11,663,355
       Securities lending--net                                                                                             41,917
                                                                                                                  ---------------
       Total income                                                                                                    11,705,272
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,222,522
       Account maintenance and distribution fees--Class C1                                             333,314
       Account maintenance and distribution fees--Class B1                                             196,356
       Account maintenance and distribution fees--Class C                                              190,658
       Accounting services                                                                             175,010
       Transfer agent fees--Class C1                                                                    95,457
       Account maintenance fees--Class A1                                                               82,265
       Transfer agent fees--Class A1                                                                    80,610
       Registration fees                                                                                67,215
       Professional fees                                                                                62,835
       Printing and shareholder reports                                                                 58,081
       Transfer agent fees--Class B1                                                                    58,041
       Transfer agent fees--Class I                                                                     50,725
       Custodian fees                                                                                   43,244
       Account maintenance fees--Class A                                                                32,651
       Transfer agent fees--Class C                                                                     25,582
       Account maintenance and distribution fees--Class B                                               25,253
       Directors' fees and expenses                                                                     19,930
       Pricing fees                                                                                     13,128
       Transfer agent fees--Class A                                                                     12,513
       Transfer agent fees--Class B                                                                      3,797
       Interest expense                                                                                  2,961
       Other                                                                                            35,487
                                                                                               ---------------
       Total expenses before waiver                                                                  2,887,635
       Waiver of expenses                                                                             (67,006)
                                                                                               ---------------
       Total expenses after waiver                                                                                      2,820,629
                                                                                                                  ---------------
       Investment income--net                                                                                           8,884,643
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on:
           Investments--net                                                                        (3,279,782)
           Financial futures contracts--net                                                        (1,351,107)        (4,630,889)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          1,035,901
           Financial futures contracts--net                                                          (268,181)            767,720
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (3,863,169)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     5,021,474
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Statements of Changes in Net Assets
                                                                                                       For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                     2005               2004
Operations

       Investment income--net                                                                  $     8,884,643    $    11,985,612
       Realized loss--net                                                                          (4,630,889)        (6,258,550)
       Change in unrealized appreciation/depreciation--net                                             767,720        (7,537,170)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                               5,021,474        (1,810,108)
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                   (396,387)           (99,659)
           Class A1                                                                                (2,542,961)        (3,550,700)
           Class B                                                                                    (83,146)           (29,495)
           Class B1                                                                                (1,369,207)        (2,174,632)
           Class C                                                                                   (573,345)          (224,957)
           Class C1                                                                                (2,318,880)        (3,394,199)
           Class I                                                                                 (1,601,534)        (2,513,412)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (8,885,460)       (11,987,054)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (155,755,743)       (61,761,803)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (159,619,729)       (75,558,965)
       Beginning of year                                                                           388,173,138        463,732,103
                                                                                               ---------------    ---------------
       End of year*                                                                            $   228,553,409    $   388,173,138
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $           512    $         1,329
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Financial Highlights
                                                                                                           Class A

                                                                                                   For the       For the Period
                                                                                                     Year        September 29,
                                                                                                    Ended          2003++ to
The following per share data and ratios have been derived                                          May 31,          May 31,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

       Net asset value, beginning of period                                                    $          9.81    $         10.00
                                                                                               ---------------    ---------------
       Investment income--net                                                                           .29***                .16
       Realized and unrealized loss--net                                                                 (.12)              (.19)
                                                                                               ---------------    ---------------
       Total from investment operations                                                                    .17              (.03)
                                                                                               ---------------    ---------------
       Less dividends from investment income--net                                                        (.29)              (.16)
                                                                                               ---------------    ---------------
       Net asset value, end of period                                                          $          9.69    $          9.81
                                                                                               ===============    ===============

Total Investment Return**

       Based on net asset value per share                                                                1.76%          (.16%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses, net of waiver                                                                            .88%              .90%*
                                                                                               ===============    ===============
       Expenses                                                                                           .90%              .91%*
                                                                                               ===============    ===============
       Investment income--net                                                                            3.03%             2.55%*
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $        17,667    $         9,891
                                                                                               ===============    ===============
       Portfolio turnover                                                                               59.30%             80.10%
                                                                                               ===============    ===============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Financial Highlights (continued)
                                                                                              Class A1

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     9.33    $     9.62   $     9.59   $     9.47   $     9.40
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .29**           .28          .37          .47          .53
       Realized and unrealized gain (loss)--net                        (.12)         (.29)          .03          .12          .07
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .17         (.01)          .40          .59          .60
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.29)         (.28)        (.37)        (.47)        (.53)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     9.21    $     9.33   $     9.62   $     9.59   $     9.47
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              1.85%        (.15%)        4.20%        6.30%        6.53%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver and excluding reorganization
       expenses                                                         .74%          .73%         .72%         .75%        1.12%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses, net of waiver                                          .74%          .73%         .72%         .75%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                         .75%          .74%         .73%         .83%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          3.09%         2.92%        3.78%        4.81%        5.25%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   65,654    $  115,622   $  131,302   $   72,863   $   35,673
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             59.30%        80.10%       72.35%       73.70%       84.18%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Financial Highlights (continued)
                                                                                                           Class B

                                                                                                   For the       For the Period
                                                                                                     Year        September 29,
                                                                                                    Ended          2003++ to
The following per share data and ratios have been derived                                          May 31,          May 31,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

       Net asset value, beginning of period                                                    $          9.83    $         10.00
                                                                                               ---------------    ---------------
       Investment income--net                                                                           .24***                .13
       Realized and unrealized loss--net                                                                 (.13)              (.17)
                                                                                               ---------------    ---------------
       Total from investment operations                                                                    .11              (.04)
                                                                                               ---------------    ---------------
       Less dividends from investment income--net                                                        (.24)              (.13)
                                                                                               ---------------    ---------------
       Net asset value, end of period                                                          $          9.70    $          9.83
                                                                                               ===============    ===============

Total Investment Return**

       Based on net asset value per share                                                                1.15%          (.38%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses, net of waiver                                                                           1.39%             1.39%*
                                                                                               ===============    ===============
       Expenses                                                                                          1.42%             1.41%*
                                                                                               ===============    ===============
       Investment income--net                                                                            2.47%             2.09%*
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $         3,295    $         3,239
                                                                                               ===============    ===============
       Portfolio turnover                                                                               59.30%             80.10%
                                                                                               ===============    ===============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Financial Highlights (continued)
                                                                                              Class B1

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     9.32    $     9.62   $     9.59   $     9.48   $     9.41
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .26**           .25          .34          .44          .49
       Realized and unrealized gain (loss)--net                        (.12)         (.30)          .03          .11          .07
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .14         (.05)          .37          .55          .56
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.26)         (.25)        (.34)        (.44)        (.49)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     9.20    $     9.32   $     9.62   $     9.59   $     9.48
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              1.54%        (.57%)        3.89%        5.89%        6.11%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver and excluding reorganization
       expenses                                                        1.04%         1.04%        1.03%        1.05%        1.51%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses, net of waiver                                         1.04%         1.04%        1.03%        1.05%        1.73%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        1.07%         1.06%        1.04%        1.17%        1.73%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          2.79%         2.63%        3.49%        4.56%        4.95%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   37,967    $   60,122   $  101,576   $   61,227   $   66,454
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             59.30%        80.10%       72.35%       73.70%       84.18%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Financial Highlights (continued)
                                                                                                           Class C

                                                                                                   For the       For the Period
                                                                                                     Year        September 29,
                                                                                                    Ended          2003++ to
The following per share data and ratios have been derived                                          May 31,          May 31,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

       Net asset value, beginning of period                                                    $          9.82    $         10.00
                                                                                               ---------------    ---------------
       Investment income--net                                                                           .24***                .13
       Realized and unrealized loss--net                                                                 (.12)              (.18)
                                                                                               ---------------    ---------------
       Total from investment operations                                                                    .12              (.05)
                                                                                               ---------------    ---------------
       Less dividends from investment income--net                                                        (.24)              (.13)
                                                                                               ---------------    ---------------
       Net asset value, end of period                                                          $          9.70    $          9.82
                                                                                               ===============    ===============

Total Investment Return**

       Based on net asset value per share                                                                1.20%          (.63%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses, net of waiver                                                                           1.44%             1.44%*
                                                                                               ===============    ===============
       Expenses                                                                                          1.46%             1.47%*
                                                                                               ===============    ===============
       Investment income--net                                                                            2.41%             2.02%*
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $        19,089    $        24,120
                                                                                               ===============    ===============
       Portfolio turnover                                                                               59.30%             80.10%
                                                                                               ===============    ===============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Financial Highlights (continued)
                                                                                              Class C1

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     9.33    $     9.63   $     9.60   $     9.48   $     9.41
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .26**           .25          .34          .44          .49
       Realized and unrealized gain (loss)--net                        (.12)         (.30)          .03          .12          .07
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .14         (.05)          .37          .56          .56
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.26)         (.25)        (.34)        (.44)        (.49)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     9.21    $     9.33   $     9.63   $     9.60   $     9.48
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              1.54%        (.56%)        3.90%        5.99%        6.11%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver and excluding reorganization
       expenses                                                        1.04%         1.04%        1.02%        1.05%        1.51%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses, net of waiver                                         1.04%         1.04%        1.02%        1.05%        1.74%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        1.07%         1.05%        1.04%        1.14%        1.74%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          2.78%         2.62%        3.44%        4.49%        4.96%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   63,222    $  104,492   $  134,134   $   43,751   $   17,119
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             59.30%        80.10%       72.35%       73.70%       84.18%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Financial Highlights (concluded)
                                                                                              Class I

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                 2005        2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $     9.36    $     9.66   $     9.64   $     9.51   $     9.44
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .30**           .29          .38          .48          .54
       Realized and unrealized gain (loss)--net                        (.11)         (.30)          .02          .13          .07
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .19         (.01)          .40          .61          .61
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.30)         (.29)        (.38)        (.48)        (.54)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $     9.25    $     9.36   $     9.66   $     9.64   $     9.51
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              2.07%        (.15%)        4.20%        6.52%        6.68%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver and excluding reorganization
       expenses                                                         .64%          .63%         .63%         .65%        1.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses, net of waiver                                          .64%          .63%         .63%         .65%        1.24%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                         .66%          .64%         .63%         .73%        1.24%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          3.16%         3.03%        3.85%        4.91%        5.29%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   21,659    $   70,687   $   96,720   $   33,043   $   18,470
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             59.30%        80.10%       72.35%       73.70%       84.18%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A, Class A1 and Class I are sold with a front-end sales charge. Shares of Class B, Class B1, Class C and Class C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class A1, Class B, Class B1, Class C and Class C1 Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class B1, Class C and Class C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Notes to Financial Statements (continued)


(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $251,490 has been reclassified between paid-in capital in excess of par and accumulated realized capital losses as a result of permanent differences attributable to the expiration of capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to a voluntary waiver whereby the expenses incurred by each class of the Fund (excluding distribution and/or account maintenance fees) will not exceed .65%. For the year ended May 31, 2005, MLIM earned fees of $1,222,522, of which $67,006 was waived.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account
                                       Maintenance         Distribution
                                               Fee                  Fee

Class A                                       .25%                   --
Class A1                                      .10%                   --
Class B                                       .25%                 .50%
Class B1                                      .10%                 .30%
Class C                                       .25%                 .55%
Class C1                                      .10%                 .30%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class A1, Class B, Class B1, Class C and
Class C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class B1, Class C and Class C1 shareholders.

For the year ended May 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A, Class A1 and Class I Shares as follows:

                                              FAMD               MLPF&S

Class A                                     $5,451              $40,825
Class A1                                       101                1,155
Class I                                          1                   91


For the year ended May 31, 2005, MLPF&S received contingent deferred sales charges of $7,122, $1,126, $55,085, $6,080 and $17,704 relating to transactions in Class A, Class B, Class B1, Class C and Class C1 Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended May 31, 2005, MLIM, LLC received $18,004 in securities lending agent fees.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Notes to Financial Statements (continued)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2005, the Fund reimbursed MLIM $6,817 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended May 31, 2005 were $179,552,205 and $336,696,008, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $155,755,743 and $61,761,803 for the years ended May 31, 2005 and May 31,
2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the                                           Dollar
Year Ended May 31, 2005                     Shares               Amount

Shares sold                              1,294,299     $     12,622,564
Shares issued to shareholders
   in reinvestment of dividends             22,258              216,854
                                   ---------------     ----------------
Total issued                             1,316,557           12,839,418
Shares redeemed                          (501,705)          (4,874,806)
                                   ---------------     ----------------
Net increase                               814,852     $      7,964,612
                                   ===============     ================


Class A Shares for the Period
September 29, 2003++ to                                          Dollar
May 31, 2004                                Shares               Amount

Shares sold                              1,192,842     $     11,856,353
Shares issued to shareholders
   in reinvestment of dividends              4,368               43,369
                                   ---------------     ----------------
Total issued                             1,197,210           11,899,722
Shares redeemed                          (189,369)          (1,877,513)
                                   ---------------     ----------------
Net increase                             1,007,841     $     10,022,209
                                   ===============     ================

++ Commencement of operations.


Class A1 Shares for the                                          Dollar
Year Ended May 31, 2005                     Shares               Amount

Shares sold                              1,477,503     $     13,741,264
Automatic conversion of shares             177,797            1,645,956
Shares issued to shareholders
   in reinvestment of dividends            141,478            1,312,232
                                   ---------------     ----------------
Total issued                             1,796,778           16,699,452
Shares redeemed                        (7,065,682)         (65,636,888)
                                   ---------------     ----------------
Net decrease                           (5,268,904)     $   (48,937,436)
                                   ===============     ================


Class A1 Shares for the                                          Dollar
Year Ended May 31, 2004                     Shares               Amount

Shares sold                              6,414,987     $     60,886,099
Automatic conversion of shares             449,778            4,244,063
Shares issued to shareholders
   in reinvestment of dividends            193,354            1,832,387
                                   ---------------     ----------------
Total issued                             7,058,119           66,962,549
Shares redeemed                        (8,303,191)         (78,666,992)
                                   ---------------     ----------------
Net decrease                           (1,245,072)     $   (11,704,443)
                                   ===============     ================


Class B Shares for the                                           Dollar
Year Ended May 31, 2005                     Shares               Amount

Shares sold                                142,924     $      1,397,319
Shares issued to shareholders
   in reinvestment of dividends              6,800               66,420
                                   ---------------     ----------------
Total issued                               149,724            1,463,739
Shares redeemed                          (139,772)          (1,366,678)
                                   ---------------     ----------------
Net increase                                 9,952     $         97,061
                                   ===============     ================


Class B Shares for the Period
September 29, 2003++                                             Dollar
to May 31, 2004                             Shares               Amount

Shares sold                                429,960     $      4,278,485
Shares issued to shareholders
   in reinvestment of dividends              2,170               21,568
                                   ---------------     ----------------
Total issued                               432,130            4,300,053
Shares redeemed                          (102,478)          (1,019,070)
                                   ---------------     ----------------
Net increase                               329,652     $      3,280,983
                                   ===============     ================

++ Commencement of operations.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Notes to Financial Statements (continued)


Class B1 Shares for the                                          Dollar
Year Ended May 31, 2005                     Shares               Amount

Shares sold                                316,785     $      2,937,160
Shares issued to shareholders
   in reinvestment of dividends            104,977              973,254
                                   ---------------     ----------------
Total issued                               421,762            3,910,414
                                   ---------------     ----------------
Automatic conversion of shares           (177,914)          (1,645,956)
Shares redeemed                        (2,568,989)         (23,824,063)
                                   ---------------     ----------------
Total redeemed                         (2,746,903)         (25,470,019)
                                   ===============     ================
Net decrease                           (2,325,141)     $   (21,559,605)
                                   ===============     ================


Class B1 Shares for the                                          Dollar
Year Ended May 31, 2004                     Shares               Amount

Shares sold                              1,540,240     $     14,635,785
Shares issued to shareholders
   in reinvestment of dividends            165,997            1,573,348
                                   ---------------     ----------------
Total issued                             1,706,237           16,209,133
                                   ---------------     ----------------
Automatic conversion of shares           (450,022)          (4,244,063)
Shares redeemed                        (5,364,696)         (50,803,622)
                                   ---------------     ----------------
Total redeemed                         (5,814,718)         (55,047,685)
                                   ===============     ================
Net decrease                           (4,108,481)     $   (38,838,552)
                                   ===============     ================


Class C Shares for the                                           Dollar
Year Ended May 31, 2005                     Shares               Amount

Shares sold                                586,998     $      5,742,494
Shares issued to shareholders
   in reinvestment of dividends             42,100              411,115
                                   ---------------     ----------------
Total issued                               629,098            6,153,609
Shares redeemed                        (1,116,590)         (10,882,232)
                                   ---------------     ----------------
Net decrease                             (487,492)     $    (4,728,623)
                                   ===============     ================


Class C Shares for the Period
September 29, 2003++ to                                          Dollar
May 31, 2004                                Shares               Amount

Shares sold                              2,676,932     $     26,666,498
Shares issued to shareholders
   in reinvestment of dividends             14,763              146,698
                                   ---------------     ----------------
Total issued                             2,691,695           26,813,196
Shares redeemed                          (236,253)          (2,337,842)
                                   ---------------     ----------------
Net increase                             2,455,442     $     24,475,354
                                   ===============     ================

++ Commencement of operations.


Class C1 Shares for the                                          Dollar
Year Ended May 31, 2005                     Shares               Amount

Shares sold                                100,406     $        935,160
Shares issued to shareholders
   in reinvestment of dividends            147,842            1,372,016
                                   ---------------     ----------------
Total issued                               248,248            2,307,176
Shares redeemed                        (4,585,709)         (42,583,882)
                                   ---------------     ----------------
Net decrease                           (4,337,461)     $   (40,276,706)
                                   ===============     ================


Class C1 Shares for the                                          Dollar
Year Ended May 31, 2004                     Shares               Amount

Shares sold                              2,578,124     $     24,649,912
Shares issued to shareholders
   in reinvestment of dividends            225,213            2,136,006
                                   ---------------     ----------------
Total issued                             2,803,337           26,785,918
Shares redeemed                        (5,533,518)         (52,396,386)
                                   ---------------     ----------------
Net decrease                           (2,730,181)     $   (25,610,468)
                                   ===============     ================


Class I Shares for the                                           Dollar
Year Ended May 31, 2005                     Shares               Amount

Shares sold                                798,389     $      7,449,643
Shares issued to shareholders
   in reinvestment of dividends             42,766              398,409
                                   ---------------     ----------------
Total issued                               841,155            7,848,052
Shares redeemed                        (6,048,001)         (56,163,098)
                                   ---------------     ----------------
Net decrease                           (5,206,846)     $   (48,315,046)
                                   ===============     ================


Class I Shares for the                                           Dollar
Year Ended May 31, 2004                     Shares               Amount

Shares sold                              3,054,639     $     29,109,788
Shares issued to shareholders
   in reinvestment of dividends             75,807              721,858
                                   ---------------     ----------------
Total issued                             3,130,446           29,831,646
Shares redeemed                        (5,589,580)         (53,218,532)
                                   ---------------     ----------------
Net decrease                           (2,459,134)     $   (23,386,886)
                                   ===============     ================



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended May 31, 2005.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004 was as follows:


                                         5/31/2005            5/31/2004

Distributions paid from:
   Ordinary income                 $     8,885,460     $     11,987,054
                                   ---------------     ----------------
Total taxable distributions        $     8,885,460     $     11,987,054
                                   ===============     ================


As of May 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $            512
Undistributed long-term capital gains--net                           --
                                                       ----------------
Total undistributed earnings--net                                   512
Capital loss carryforward                                 (20,947,523)*
Unrealized losses--net                                    (2,336,404)**
                                                       ----------------
Total accumulated losses--net                          $   (23,283,415)
                                                       ================

 * On May 31, 2005, the Fund had a net capital loss carryforward of $20,947,523, of which $5,459,968 expires in 2006, $2,445,975 expires in 2007, $116,161 expires in 2008, $234,065 expires in 2009, $601,573 expires in 2010, $455,028 expires in 2011,
   $6,545,432 expires in 2012 and $5,089,321 expires in 2013.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October currency and capital losses for tax purposes.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Short Term U.S. Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Short Term U.S. Government Fund, Inc. as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 15, 2005



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Director                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


Independent Directors*
James H. Bodurtha       Director     2002 to    Director, The China Business Group, Inc.       38 Funds       None
P.O. Box 9095                        present    since 1996 and Executive Vice President        55 Portfolios
Princeton,                                      thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                   Board, Berkshire Holding Corporation since
Age: 61                                         1980; Partner, Squire, Sanders & Dempsey from
                                                1980 to 1993.


Joe Grills              Director     1994 to    Member of the Committee of Investment of       38 Funds       Kimco Realty
P.O. Box 9095                        present    Employee Benefit Assets of the Association     55 Portfolios  Corporation
Princeton,                                      of Financial Professionals ("CIEBA") since
NJ 08543-9095                                   1986; Member of CIEBA's Executive Committee
Age: 70                                         since 1988 and its Chairman from 1991 to 1992;
                                                Assistant Treasurer of International Business
                                                Machines Corporation ("IBM") and Chief
                                                Investment Officer of IBM Retirement Funds from
                                                1986 to 1993; Member of the Investment Advisory
                                                Committee of the State of New York Common
                                                Retirement Fund since 1989; Member of the
                                                Investment Advisory Committee of the Howard
                                                Hughes Medical Institute from 1997 to 2000;
                                                Director, Duke University Management Company
                                                from 1992 to 2004, Vice Chairman thereof from
                                                1998 to 2004 and Director Emeritus thereof since
                                                2004; Director, LaSalle Street Fund from 1995 to
                                                2001; Director, Kimco Realty Corporation since 1997;
                                                Member of the Investment Advisory Committee
                                                of the Virginia Retirement System since 1998 and
                                                Vice Chairman thereof since 2002 to 2005 and
                                                Chairman thereof since 2005; Director, Montpelier
                                                Foundation since 1998 and its Vice Chairman since
                                                2000; Member of the Investment Committee of the
                                                Woodberry Forest School since 2000; Member of
                                                the Investment Committee of the National Trust
                                                for Historic Preservation since 2000.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors (concluded)*


Herbert I. London       Director     2002 to    John M. Olin Professor of Humanities, New      38 Funds       None
P.O. Box 9095                        present    York University since 1993 and Professor       55 Portfolios
Princeton,                                      thereof since 1980; President, Hudson
NJ 08543-9095                                   Institute since 1997 and Trustee thereof
Age: 66                                         since 1980; Dean, Gallatin Division of
                                                New York University from 1976 to 1993;
                                                Distinguished Fellow, Herman Kahn Chair,
                                                Hudson Institute from 1984 to 1985; Director,
                                                Damon Corp. from 1991 to 1995; Overseer,
                                                Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo     Director     2002 to    Shareholder, Modrall, Sperling, Roehl,         38 Funds       None
P.O. Box 9095                        present    Harris & Sisk, P.A. since 1993; President,     55 Portfolios
Princeton,                                      American Bar Association from 1995 to 1996
NJ 08543-9095                                   and Member of the Board of Governors thereof
Age: 62                                         from 1994 to 1997; Shareholder, Poole, Kelly &
                                                Ramo, Attorneys at Law, P.C. from 1977 to 1993;
                                                Director, ECMC Group (service provider to
                                                students, schools and lenders) since 2001;
                                                Director, United New Mexico Bank (now Wells
                                                Fargo) from 1983 to 1988; Director, First
                                                National Bank of New Mexico (now Wells Fargo)
                                                from 1975 to 1976; Vice President, American Law
                                                Institute since 2004.


Robert S. Salomon, Jr.  Director     1996 to    Principal of STI Management (investment        38 Funds       None
P.O. Box 9095                        present    adviser) since 1994; Chairman and CEO of       55 Portfolios
Princeton,                                      Salomon Brothers Asset Management from 1992
NJ 08543-9095                                   to 1995; Chairman of Salomon Brothers Equity
Age: 68                                         Mutual Funds from 1992 to 1995; regular
                                                columnist with Forbes Magazine from 1992 to
                                                2002; Director of Stock Research and U.S.
                                                Equity Strategist at Salomon Brothers, Inc.
                                                from 1975 to 1991; Trustee, Commonfund from
                                                1980 to 2001.


Stephen B. Swensrud     Director     1991 to    Chairman of Fernwood Advisors, Inc.            39 Funds       None
P.O. Box 9095                        present    (investment adviser) since 1996; Principal,    56 Portfolios
Princeton,                                      Fernwood Associates (financial consultants)
NJ 08543-9095                                   since 1975; Chairman of R.P.P. Corporation
Age: 71                                         (manufacturing company) since 1978; Director
                                                of International Mobile Communications,
                                                Incorporated (telecommunications company)
                                                since 1998.


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and        since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to    President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present    1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Theodore J. Magnani     Vice         1992 to    Vice President of MLIM since 1992.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 43


Frank Viola             Vice         2002 to    Managing Director of MLIM since 2002; Head of the Global Fixed Income Structured
P.O. Box 9011           President    present    Asset Team since 2002; Director (Global Fixed Income) of MLIM from 2000 to 2001
Princeton,                                      and Vice President from 1997 to 2000.
NJ 08543-9011
Age: 40


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.                MAY 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1,
           2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending May 31, 2005 - $29,000
                                    Fiscal Year Ending May 31, 2004 - $28,000

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2005 - $0
                                    Fiscal Year Ending May 31, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2005 - $5,700
                                    Fiscal Year Ending May 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2005 - $0
                                    Fiscal Year Ending May 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2005 - $9,030,943
               Fiscal Year Ending May 31, 2004 - $16,581,086

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Short Term U.S. Government Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 15, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: July 15, 2005